UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT American Government Income Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen — and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value June 30, 2016

Class IA: $9.75	Class IB: $9.73

Total return at net asset value

			Barclays Government
(as of 6/30/16)	Class IA shares*	Class IB shares*	Bond Index

6 months	2.03%	1.99%	5.22%

1 year	1.10	0.95	6.04

5 years	11.83	10.48	18.10
Annualized	2.26	2.01	3.38

10 years	69.29	65.07	58.72
Annualized	5.41	5.14	4.73

Life	133.12	124.17	131.23
Annualized	5.29	5.04	5.24

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

The Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit quality

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT American Government Income Fund 1

Report from your fund’s manager

How would you characterize the fund’s investment environment during the six-month reporting period ended June 30, 2016?

Interest rates dropped sharply from the beginning of January through February 11, as investor concern about several global economic issues fueled a broad flight from riskier market sectors to the perceived safety of U.S. Treasuries. The yield on the benchmark 10-year Treasury declined from 2.25% at the beginning of the period to 1.66% on February 11. Longer-term Treasuries performed very well, leading all major bond market sectors in January and February. Within this environment, however, mortgage-backed securities [MBS] struggled, as declining interest rates sparked fear of increased refinancing of the mortgages underlying these securities.

Longer-term Treasury yields rose from mid-February through mid-March and again in April, alleviating near-term refinancing concerns. MBS investors cheered this temporary uptick in rates, and the sector rallied.

Later in the period, interest rates resumed their downward trend, as weaker-than-expected U.S. employment data and the Federal Reserve’s decision to not hike interest rates raised doubts about U.S. economic growth and fueled renewed demand for Treasuries. Additionally, the surprise referendum vote by the United Kingdom to exit the European Union reverberated throughout global markets, adding to concerns about future global economic growth. Against this backdrop, the 10-year Treasury yield finished the period at 1.47%.

Which holdings and strategies had the biggest influence on the portfolio’s relative performance?

Our interest-rate and yield-curve positioning hampered the fund’s performance versus the benchmark. Consistent with our strategy of underweighting interest-rate risk, the fund’s duration — a key measure of interest-rate sensitivity — was materially shorter than that of the benchmark. This positioning was particularly detrimental in January as Treasury yields fell.

During January, we began moving the fund’s duration closer to that of the benchmark, and by period-end, it was very close to the duration of the benchmark. We wanted to continue our defensive posture toward interest-rate risk. At the same time, we thought it was prudent to bring the portfolio’s duration nearer to the benchmark should recurrent bouts of market volatility trigger another flight to quality and a decline in rates. As a result, the fund was better positioned for the decline in rates that occurred in May and June than it would have been had we not done so.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], produced negative results amid the broad risk-off sentiment during January and February. These holdings rallied in March and April, but not enough to fully recover their earlier underperformance. As a result, our IO CMO positions slightly detracted from the fund’s performance for the period as a whole.

On the plus side, a strategy that benefited from the increasing yield differential between mortgage rates and Treasury yields notably contributed to the fund’s performance and more than offset the weakness of our IO CMO holdings. Consequently, taken together, our prepayment strategies moderately contributed to the fund’s relative performance.

How did you use derivatives during the period?

We used interest-rate swaps to help hedge the interest-rate risk associated with our IO CMO holdings. We also employed interest-rate swaps and U.S. Treasury futures to help manage the fund’s yield-curve positioning. In addition, swaptions were used to help hedge duration and convexity, isolate prepayment risk, and manage downside risks. We also used total return swaps in an effort to hedge sector exposure as well as gain exposure to specific sectors.

What is your outlook for the months ahead, and how are you positioning the portfolio?

We continue to believe that the Fed may implement another rate hike this year, possibly in December. In our view, investors may be underestimating the potential for a modest increase in inflation, given a continued tightening of labor markets and more-stable commodities prices. That said, we expect global economic and political developments to heavily influence the Fed’s decision-making process, as we believe that the central bank recognizes that too much dollar strength could dampen U.S. growth.

As for fund positioning, we modestly trimmed our allocation to IO CMOs at period end. We are continuing to find value in this area of the market, but also recognize that interest-rate swings can create periods of volatility. In terms of security selection, the fund was positioned in pools that we believe will be less sensitive to refinancing at period end, such as those backed by mortgages with low interest rates and/or high balances, as well as more seasoned loans. By period-end, we were also encouraged that, despite lower interest rates, mortgage prepayment speeds were below market expectations, as mortgage refinancing continued to be hampered by stringent bank lending standards.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment

2 Putnam VT American Government Income Fund

exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT American Government Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/15	0.62%	0.87%

Annualized expense ratio for the six-month period
ended 6/30/16	0.63%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.16	$4.42	$3.17	$4.42

Ending value
(after expenses)	$1,020.30	$1,019.90	$1,021.73	$1,020.49

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT American Government Income Fund

The fund’s portfolio 6/30/16 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (104.8%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (28.7%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to July 20, 2036	$68,794	$80,672
6s, with due dates from April 15, 2028
to November 20, 2038	171,348	196,229
5 1/2s, April 20, 2038	254,563	286,373
5s, TBA, July 1, 2046	1,000,000	1,086,406
4 1/2s, with due dates from September 20, 2044
to September 20, 2045	981,853	1,058,962
4 1/2s, TBA, July 1, 2046	2,000,000	2,146,875
4s, with due dates from April 20, 2045 to
May 20, 2045	2,421,702	2,658,669
3 1/2s, with due dates from January 20, 2045
to June 20, 2045	7,030,197	7,520,424
3 1/2s, TBA, July 1, 2046	5,000,000	5,305,860
3s, TBA, August 1, 2046	1,000,000	1,043,164
3s, TBA, July 1, 2046	1,000,000	1,045,156

		22,428,790
U.S. Government Agency Mortgage Obligations (76.1%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to July 1, 2031	24,188	29,147
7s, with due dates from November 1, 2026 to
May 1, 2032	242,668	280,890
5 1/2s, December 1, 2033	28,143	32,029
4 1/2s, with due dates from July 1, 2044
to August 1, 2044 ##	258,092	290,383
3s, June 1, 2046 ##	999,029	1,043,321

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to November 1, 2030	19,378	23,092
7s, with due dates from December 1, 2028
to December 1, 2035	455,901	537,511
6 1/2s, September 1, 2036	11,416	13,242
6s, January 1, 2038	219,433	251,875
5 1/2s, January 1, 2038	785,063	890,067
5s, February 1, 2039	23,748	26,491
4 1/2s, with due dates from July 1, 2044 to
May 1, 2045 ##	409,359	459,297
4 1/2s, TBA, July 1, 2046	3,000,000	3,275,156
4s, with due dates from June 1, 2042 to
March 1, 2046	1,296,166	1,414,582
4s, TBA, August 1, 2046	2,000,000	2,142,656
4s, TBA, July 1, 2046	4,000,000	4,288,750
3 1/2s, with due dates from May 1, 2045 to
May 1, 2046	5,730,521	6,101,665
3 1/2s, TBA, August 1, 2046	2,000,000	2,107,422
3 1/2s, TBA, July 1, 2046	15,000,000	15,823,829
3s, TBA, August 1, 2046	3,000,000	3,107,227
3s, TBA, July 1, 2046	9,000,000	9,338,203
3s, June 1, 2046 ##	1,000,000	1,044,531
3s, with due dates from April 1, 2043 to
May 1, 2045	6,551,104	6,820,466

		59,341,832
Total U.S. government and agency mortgage
obligations (cost $80,823,788)		$81,770,622

U.S. TREASURY OBLIGATIONS (26.5%)*	Principal amount	Value

U.S. Treasury Bonds
6 1/4s, August 15, 2023	$990,000	$1,327,257
4 1/2s, August 15, 2039 §	7,201,000	10,398,694

U.S. Treasury Notes 0 5/8s, May 31, 2017 ∆	8,927,000	8,936,284

Total U.S. treasury obligations (cost $18,742,130)		$20,662,235

MORTGAGE-BACKED SECURITIES (23.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (23.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.014s, 2037	$42,941	$73,039
IFB Ser. 2979, Class AS, 22.652s, 2034	4,452	4,755
IFB Ser. 3072, Class SM, 22.176s, 2035	55,766	88,946
IFB Ser. 3065, Class DC, 18.534s, 2035	279,240	423,381
IFB Ser. 2990, Class LB, 15.816s, 2034	57,469	75,380
IFB Ser. 3232, Class KS, IO, 5.858s, 2036	245,959	42,658
IFB Ser. 4136, Class ES, IO, 5.808s, 2042	498,266	86,183
Ser. 4122, Class TI, IO, 4 1/2s, 2042	476,132	71,753
Ser. 4018, Class DI, IO, 4 1/2s, 2041	714,221	77,846
Ser. 4329, Class MI, IO, 4 1/2s, 2026	744,362	83,782
Ser. 4546, Class PI, IO, 4s, 2045	927,511	119,371
Ser. 4500, Class GI, IO, 4s, 2045	857,916	86,092
Ser. 4425, IO, 4s, 2045	870,114	90,683
Ser. 4452, Class QI, IO, 4s, 2044	670,629	100,359
Ser. 4116, Class MI, IO, 4s, 2042	1,091,528	172,821
Ser. 4019, Class JI, IO, 4s, 2041	869,289	92,405
Ser. 3996, Class IK, IO, 4s, 2039	1,012,520	83,690
Ser. 4165, Class AI, IO, 3 1/2s, 2043	538,307	74,367
Ser. 4136, Class IQ, IO, 3 1/2s, 2042	899,643	124,591
Ser. 4122, Class AI, IO, 3 1/2s, 2042	710,651	82,703
Ser. 4199, Class CI, IO, 3 1/2s, 2037	614,005	47,585
Ser. 304, Class C37, IO, 3 1/2s, 2027	600,193	58,803
Ser. 4150, Class DI, IO, 3s, 2043	674,489	72,402
Ser. 4141, Class PI, IO, 3s, 2042	633,880	69,068
Ser. 4158, Class TI, IO, 3s, 2042	1,562,644	159,624
Ser. 4165, Class TI, IO, 3s, 2042	1,698,504	165,944
Ser. 4171, Class NI, IO, 3s, 2042	979,947	92,703
Ser. 4183, Class MI, IO, 3s, 2042	530,308	49,902
Ser. 4201, Class JI, IO, 3s, 2041	851,392	73,939
Ser. 3939, Class EI, IO, 3s, 2026	777,390	50,878
Ser. 315, PO, zero %, 2043	1,246,215	1,034,164
Ser. 3835, Class FO, PO, zero %, 2041	1,057,539	947,866
Ser. 3391, PO, zero %, 2037	10,340	9,235
Ser. 3300, PO, zero %, 2037	5,511	4,983
Ser. 3326, Class WF, zero %, 2035	1,314	1,115

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.18s, 2036	34,079	69,206
IFB Ser. 06-8, Class HP, 22.905s, 2036	57,484	101,532
IFB Ser. 07-53, Class SP, 22.538s, 2037	64,021	102,739
IFB Ser. 08-24, Class SP, 21.621s, 2038	302,271	441,088
IFB Ser. 05-122, Class SE, 21.513s, 2035	74,502	113,132
IFB Ser. 05-75, Class GS, 18.89s, 2035	51,209	73,401
IFB Ser. 05-106, Class JC, 18.718s, 2035	74,605	117,848
IFB Ser. 05-83, Class QP, 16.215s, 2034	26,894	35,851
IFB Ser. 11-4, Class CS, 11.993s, 2040	153,176	191,409
IFB Ser. 11-123, Class KS, IO, 6.147s, 2041	178,685	23,851
IFB Ser. 11-123, Class GS, IO, 6.097s, 2041	919,174	124,631
IFB Ser. 11-147, Class SP, IO, 5.597s, 2042	1,013,314	134,264
IFB Ser. 13-103, Class SK, IO, 5.467s, 2043	290,373	74,735
Ser. 15-16, Class MI, IO, 4 1/2s, 2045	918,303	165,294
Ser. 409, Class 82, IO, 4 1/2s, 2040	442,337	61,519
Ser. 12-118, Class PI, IO, 4s, 2042	668,503	86,065
Ser. 12-96, Class PI, IO, 4s, 2041	461,472	48,451

Putnam VT American Government Income Fund 5

MORTGAGE-BACKED SECURITIES (23.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-62, Class MI, IO, 4s, 2041	$531,502	$58,957
Ser. 409, Class C16, IO, 4s, 2040	650,195	84,787
Ser. 12-104, Class HI, IO, 4s, 2027	1,086,717	123,916
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	1,145,507	95,031
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	344,059	41,676
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	857,491	111,815
Ser. 12-114, Class NI, IO, 3 1/2s, 2041	1,448,105	136,927
Ser. 13-55, Class IK, IO, 3s, 2043	545,446	52,145
Ser. 13-6, Class JI, IO, 3s, 2043	1,217,578	131,080
Ser. 12-151, Class PI, IO, 3s, 2043	496,881	52,173
Ser. 13-8, Class NI, IO, 3s, 2042	599,135	63,362
Ser. 12-145, Class TI, IO, 3s, 2042	566,997	44,453
Ser. 13-35, Class IP, IO, 3s, 2042	611,400	56,077
Ser. 13-55, Class PI, IO, 3s, 2042	938,809	74,588
Ser. 13-53, Class JI, IO, 3s, 2041	676,417	57,428
Ser. 13-23, Class PI, IO, 3s, 2041	690,117	49,371
Ser. 13-30, Class IP, IO, 3s, 2041	989,906	75,253
Ser. 13-23, Class LI, IO, 3s, 2041	618,777	42,262
Ser. 14-28, Class AI, IO, 3s, 2040	797,264	77,235
FRB Ser. 03-W8, Class 3F2, 0.803s, 2042	5,740	5,746
FRB Ser. 07-95, Class A3, 0.703s, 2036	1,868,618	1,802,868
Ser. 08-53, Class DO, PO, zero %, 2038	60,322	57,042
Ser. 07-44, Class CO, PO, zero %, 2037	18,953	16,451
FRB Ser. 88-12, Class B, zero %, 2018	143	142

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.263s, 2036	548,764	51,792
Ser. 16-75, Class LI, IO, 6s, 2040	710,925	165,290
Ser. 14-133, Class IP, IO, 5s, 2044	645,859	111,637
Ser. 14-76, IO, 5s, 2044	856,833	142,687
Ser. 13-51, Class QI, IO, 5s, 2043	579,906	113,201
Ser. 13-3, Class IT, IO, 5s, 2043	363,176	60,209
Ser. 13-6, Class OI, IO, 5s, 2043	279,052	47,352
Ser. 13-16, Class IB, IO, 5s, 2040	195,084	6,720
Ser. 10-35, Class UI, IO, 5s, 2040	411,161	70,536
Ser. 10-9, Class UI, IO, 5s, 2040	1,296,448	216,751
Ser. 09-121, Class UI, IO, 5s, 2039	1,017,846	175,741
Ser. 12-129, IO, 4 1/2s, 2042	686,354	127,991
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	425,689	44,233
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	927,572	136,650
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	338,159	52,354
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	269,327	40,846
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	249,230	51,394
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	1,113,414	213,061
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	172,073	3,314
Ser. 15-64, Class IG, IO, 4s, 2045	826,130	142,797
Ser. 15-53, Class MI, IO, 4s, 2045	668,606	142,075
Ser. 15-40, IO, 4s, 2045	447,291	89,907
Ser. 14-100, Class NI, IO, 4s, 2043	1,623,883	168,007
Ser. 13-165, Class IL, IO, 4s, 2043	278,925	39,172
Ser. 12-56, Class IB, IO, 4s, 2042	854,925	120,533
Ser. 12-47, Class CI, IO, 4s, 2042	377,048	51,825
Ser. 14-104, IO, 4s, 2042	743,879	118,024
Ser. 14-4, Class IK, IO, 4s, 2039	504,867	40,916
Ser. 11-71, Class IK, IO, 4s, 2039	524,272	49,807
Ser. 10-114, Class MI, IO, 4s, 2039	765,193	49,847
Ser. 14-182, Class BI, IO, 4s, 2039	911,073	134,243
Ser. 10-116, Class QI, IO, 4s, 2034	19,248	84
Ser. 16-4, Class JI, IO, 3 1/2s, 2046	1,461,350	132,091
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	686,782	67,847
Ser. 15-168, Class IG, IO, 3 1/2s, 2043	1,052,173	101,545

MORTGAGE-BACKED SECURITIES (23.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	$489,923	$46,219
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	434,604	40,844
Ser. 12-136, IO, 3 1/2s, 2042	878,041	159,245
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	419,534	54,602
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	581,782	63,822
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	423,791	26,367
Ser. 14-102, Class IG, IO, 3 1/2s, 2041	386,410	40,701
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	1,040,065	106,031
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	487,878	37,222
Ser. 14-147, Class MI, IO, 3 1/2s, 2039	985,221	39,369
Ser. 15-99, Class TI, IO, 3 1/2s, 2039	1,137,894	105,335
Ser. 15-24, Class AI, IO, 3 1/2s, 2037	990,316	124,356
Ser. 14-160, Class IB, IO, 3s, 2040	1,717,395	112,318
Ser. 14-141, Class CI, IO, 3s, 2040	501,962	44,709
Ser. 14-174, Class AI, IO, 3s, 2029	831,322	84,170
Ser. 15-H22, Class GI, IO, 2.569s, 2065	1,690,567	239,384
Ser. 16-H04, Class HI, IO, 2.361s, 2065	999,714	121,465
Ser. 15-H10, Class HI, IO, 2.241s, 2065	3,042,679	362,383
Ser. 16-H07, Class PI, IO, 2.24s, 2066 ##	2,779,560	386,420
FRB Ser. 15-H16, Class XI, IO, 2.122s, 2065	1,078,892	141,766
Ser. 16-H11, Class HI, IO, 2.079s, 2066	3,392,098	401,418
Ser. 16-H06, Class HI, IO, 2.066s, 2066	1,340,728	144,530
Ser. 16-H03, Class AI, IO, 2.051s, 2066	1,846,776	223,665
Ser. 15-H20, Class CI, IO, 2.04s, 2065	1,751,121	228,801
Ser. 15-H24, Class HI, IO, 2.025s, 2065	1,622,986	149,964
Ser. 15-H25, Class BI, IO, 1.98s, 2065	1,231,303	153,297
Ser. 15-H22, Class AI, IO, 1.919s, 2065	1,888,294	232,260
Ser. 16-H04, Class KI, IO, 1.891s, 2066	1,990,626	205,920
Ser. 15-H23, Class TI, IO, 1.89s, 2065	1,303,544	160,988
Ser. 16-H10, Class AI, IO, 1.82s, 2066	1,709,493	164,272
Ser. 16-H06, Class DI, IO, 1.728s, 2065	1,743,508	197,365
Ser. 14-H21, Class AI, IO, 1.689s, 2064	1,832,729	196,469
Ser. 16-H08, Class GI, IO, 1.426s, 2066	1,284,711	93,655
FRB Ser. 11-H07, Class FI, IO, 1.232s, 2061	5,284,824	265,298
Ser. 10-151, Class KO, PO, zero %, 2037	52,697	46,466
Ser. 06-36, Class OD, PO, zero %, 2036	3,010	2,657
		18,653,049

Total mortgage-backed securities (cost $19,668,160)		$18,653,049

ASSET-BACKED SECURITIES (1.0%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1,
Class A, 1.453s, 2017	$815,000	$815,000

Total asset-backed securities (cost $815,000)		$815,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.915	$1,467,600	$9,068

(3.315)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/3.315	1,467,600	2,275

Goldman Sachs International
1.4825/3 month USD-LIBOR-BBA/
Jul-26	Jul-16/1.4825	6,273,200	71,075

(1.65)/3 month USD-LIBOR-BBA/
Jul-26	Jul-16/1.65	6,273,200	4,329

(1.73)/3 month USD-LIBOR-BBA/
Jul-26	Jul-16/1.73	6,273,200	1,631

6 Putnam VT American Government Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International cont.
(1.82)/3 month USD-LIBOR-BBA/
Jul-17	Jul-16/1.82	$7,120,300	$7

(1.306)/3 month USD-LIBOR-BBA/
Jul-17	Jul-16/1.306	7,120,300	7

JPMorgan Chase Bank N.A.
(1.15)/3 month USD-LIBOR-BBA/
Jul-17	Jul-16/1.15	7,120,300	71

Total purchased swap options outstanding (cost $255,469)			$88,463

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.1%)*	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/$102.80	$3,000,000	$10,020

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/102.70	3,000,000	9,180

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/102.52	3,000,000	7,710

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/102.42	3,000,000	7,080

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.78	3,000,000	3,780

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.59	3,000,000	3,150

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.48	3,000,000	2,820

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.30	3,000,000	2,340

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/101.52	3,000,000	510

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/101.39	3,000,000	420

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.98	3,000,000	3

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/102.03	3,000,000	3

Total purchased options outstanding (cost $295,313)			$47,016

	Principal amount/
SHORT-TERM INVESTMENTS (12.6%)*	shares	Value

Putnam Money Market Liquidity Fund 0.39% L	Shares 9,615,971	$9,615,971

U.S. Treasury Bills 0.20%, August 11, 2016 #	$166,000	165,961

U.S. Treasury Bills 0.22%, August 4, 2016 #	3,000	2,999

U.S. Treasury Bills 0.23%, July 14, 2016 #	51,000	50,998

Total short-term investments (cost $9,835,929)		$9,835,929

Total investments (cost $130,435,789)		$131,872,314

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.
The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $78,008,838.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $64,991,646 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/16	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

Federal Funds 30 Day
(Short)	24	$9,963,297	Aug-16	$(7,424)

U.S. Treasury Bond 30 yr
(Short)	9	1,551,094	Sep-16	(57,955)

U.S. Treasury Bond Ultra
30 yr (Long)	2	372,750	Sep-16	23,137

U.S. Treasury Note 2 yr
(Long)	40	8,773,125	Sep-16	60,545

U.S. Treasury Note 5 yr
(Long)	148	18,080,281	Sep-16	330,393

U.S. Treasury Note 10 yr
(Long)	47	6,250,266	Sep-16	168,813

Total				$517,509

Putnam VT American Government Income Fund 7

WRITTEN SWAP OPTIONS OUTSTANDING at 6/30/16 (premiums $417,522) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.515	$1,467,600	$25,454

Goldman Sachs International
1.65875/3 month USD-LIBOR-BBA/
Jul-26	Jul-16/1.65875	6,273,200	753

(1.215)/3 month USD-LIBOR-BBA/
Jul-17	Jul-16/1.215	7,120,300	8,046

(0.901)/3 month USD-LIBOR-BBA/
Jul-17	Jul-16/0.901	7,120,300	8,544

1.57/3 month USD-LIBOR-BBA/Jul-26	Jul-16/1.57	6,273,200	10,037

JPMorgan Chase Bank N.A.
1.41/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.41	7,120,300	7

1.28/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.28	7,120,300	7

(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	910,000	84,999

Total			$137,847

WRITTEN OPTIONS
OUTSTANDING at 6/30/16	Expiration	Contract
(premiums $295,313) (Unaudited)	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/$102.18	$3,000,000	$5,610

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/102.09	3,000,000	5,130

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.90	3,000,000	4,260

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.80	3,000,000	3,870

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.56	3,000,000	3,060

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.47	3,000,000	2,790

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.28	3,000,000	2,310

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.19	3,000,000	2,100

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/101.04	3,000,000	1,800

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/100.85	3,000,000	1,500

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/100.75	3,000,000	1,350

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/100.56	3,000,000	1,110

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/100.30	3,000,000	840

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/100.11	3,000,000	720

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/100.02	3,000,000	630

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Sep-16/99.83	3,000,000	540

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.80	3,000,000	150

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.68	3,000,000	120

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/99.97	3,000,000	30

WRITTEN OPTIONS
OUTSTANDING at 6/30/16	Expiration	Contract
(premiums $295,313) (Unaudited) cont.	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/$100.09	$3,000,000	$30

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	3,000,000	3

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.36	3,000,000	3

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	3,000,000	3

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.39	3,000,000	3

Total			$37,962

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 6/30/16 (Unaudited)
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Citibank, N.A.
(1.455)/3 month
USD-LIBOR-BBA/
Jul-26 (Purchased)	Jul-16/1.455	$7,666,300	$(42,740)	$(767)

1.585/3 month
USD-LIBOR-BBA/
Jul-26 (Written)	Jul-16/1.585	7,666,300	14,949	(767)

1.515/3 month
USD-LIBOR-BBA/
Jul-26 (Written)	Jul-16/1.515	7,666,300	26,449	(920)

Goldman Sachs International
(2.0745)/3 month
USD-LIBOR-BBA/
Sep-21 (Purchased)	Sep-16/2.0745	3,833,200	(13,800)	422

1.5595/3 month
USD-LIBOR-BBA/
Sep-21 (Purchased)	Sep-16/1.5595	3,833,200	(17,633)	(3,373)

1.1665/3 month
USD-LIBOR-BBA/
Dec-17 (Written)	Dec-16/1.1665	15,332,600	15,333	1,533

(0.6665)/3 month
USD-LIBOR-BBA/
Dec-17 (Written)	Dec-16/0.6665	15,332,600	16,099	153

JPMorgan Chase Bank N.A.
2.117/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	1,461,325	(35,807)	61,770

2.035/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	1,461,325	(37,131)	50,898

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	5,827,900	(40,941)	16,417

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,914,000	(19,267)	9,409

(2.01575)/3 month
USD-LIBOR-BBA/
Sep-21 (Purchased)	Sep-16/2.01575	3,833,200	(14,949)	2,415

1.49825/3 month
USD-LIBOR-BBA/
Sep-21 (Purchased)	Sep-16/1.49825	3,833,200	(14,949)	(3,297)

8 Putnam VT American Government Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 6/30/16 (Unaudited) cont.
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(3.035)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	$1,461,325	$(38,883)	$(38,293)

(3.117)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	1,461,325	(40,917)	(40,449)

2.655/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	6,400,600	42,404	42,308

2.56/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	6,400,600	40,917	40,772

(0.634)/3 month
USD-LIBOR-BBA/
Dec-17 (Written)	Dec-16/0.634	15,332,600	14,949	613

1.134/3 month
USD-LIBOR-BBA/
Dec-17 (Written)	Dec-16/1.134	15,332,600	14,949	(307)

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,827,900	17,845	(16,435)

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	11,655,800	37,299	(31,354)

(1.56)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	6,400,600	36,850	(58,053)

(1.655)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	6,400,600	36,483	(69,892)

Total			$(2,491)	$(37,197)

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/16 (proceeds receivable	Principal	Settlement
$29,437,188) (Unaudited)	amount	date	Value

Federal Home Loan Mortgage Corporation,
3s, July 1, 2046	$1,000,000	7/14/16	$1,036,445

Federal National Mortgage Association,
4 1/2s, July 1, 2046	1,000,000	7/14/16	1,091,719

Federal National Mortgage Association,
4s, July 1, 2046	4,000,000	7/14/16	4,288,750

Federal National Mortgage Association,
3 1/2s, July 1, 2046	7,000,000	7/14/16	7,384,453

Federal National Mortgage Association,
3s, July 1, 2046	6,000,000	7/14/16	6,225,469

Government National Mortgage
Association, 4s, July 1, 2046	1,000,000	7/20/16	1,069,063

Government National Mortgage
Association, 3 1/2s, July 1, 2046	7,000,000	7/20/16	7,428,203

Government National Mortgage
Association, 3s, July 1, 2046	1,000,000	7/20/16	1,045,156

Total			$29,569,258

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$13,940,400	$(83,826)	6/28/26	3 month USD-LIBOR-BBA	1.4825%	$56,617

	6,970,200	83,550	6/28/26	1.65875%	3 month	(104,556)
					USD-LIBOR-BBA

	13,940,400	(76,856)	6/21/26	3 month USD-LIBOR-BBA	1.55%	156,695

	6,970,200	76,580	6/21/26	1.715%	3 month	(150,581)
					USD-LIBOR-BBA

	7,393,400 E	15,856	9/21/18	1.12%	3 month	(36,134)
					USD-LIBOR-BBA

	4,355,800 E	(27,033)	9/21/21	3 month USD-LIBOR-BBA	1.40%	53,519

	6,365,400 E	69,417	9/21/26	1.75%	3 month	(137,586)
					USD-LIBOR-BBA

	530,100 E	(12,535)	9/21/46	3 month USD-LIBOR-BBA	2.17%	27,678

	5,803,000	(22)	6/8/18	0.95082%	3 month	(25,192)
					USD-LIBOR-BBA

	2,271,000	(18)	6/8/21	3 month USD-LIBOR-BBA	1.22839%	28,042

	2,225,000	(29)	6/8/26	1.60208%	3 month	(49,412)
					USD-LIBOR-BBA

	2,450,000	(83)	6/8/46	3 month USD-LIBOR-BBA	2.06188%	130,284

	5,367,100	(39)	6/21/26	3 month USD-LIBOR-BBA	1.42%	22,913

Putnam VT American Government Income Fund 9

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited) cont.
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$700,000	$(9)	6/20/26	1.4215%	3 month	$(3,114)
					USD-LIBOR-BBA

	2,107,000	(28)	6/24/26	3 month USD-LIBOR-BBA	1.56%	37,106

	2,195,600	(29)	6/28/26	1.5675%	3 month	(40,058)
					USD-LIBOR-BBA

	10,455,300	17,287	6/28/26	1.4825%	3 month	(88,045)
					USD-LIBOR-BBA

	6,273,200	(14,023)	7/1/26	3 month USD-LIBOR-BBA	1.4825%	48,176

	6,212,000	(82)	6/29/26	1.37%	3 month	4,302
					USD-LIBOR-BBA

	1,540,100	(20)	6/29/26	1.336%	3 month	6,092
					USD-LIBOR-BBA

	2,085,200	(28)	6/30/26	1.35629%	3 month	4,278
					USD-LIBOR-BBA

Total		$48,030				$(58,976)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$263,426	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$(3,201)
				30 year Fannie Mae pools

196,485	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(2,388)
				30 year Fannie Mae pools

Barclays Bank PLC
280,812	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	287
				30 year Fannie Mae pools

234,586	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(2,924)
				30 year Fannie Mae pools

57,739	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00%	116
				30 year Fannie Mae pools

117,615	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(204)
				30 year Fannie Mae pools

480,883	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00%	968
				30 year Fannie Mae pools

10,505	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(7)
				30 year Fannie Mae pools

86,313	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	16
				30 year Ginnie Mae II pools

227,835	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	233
				30 year Fannie Mae pools

382,443	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00%	(1,764)
				30 year Fannie Mae pools

147,804	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(103)
				30 year Fannie Mae pools

174,982	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	1,624
				30 year Fannie Mae pools

326,028	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	3,962
				30 year Fannie Mae pools

13,410	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(166)
				30 year Fannie Mae pools

1,526,694	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	(5,457)
				30 year Fannie Mae pools

641,816	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	722
				30 year Fannie Mae pools

10 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$7,416,297	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	$28,040
				30 year Fannie Mae pools

5,917,286	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(50,092)
				30 year Fannie Mae pools

Citibank, N.A.
84,570	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	320
				30 year Fannie Mae pools

Credit Suisse International
264,560	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	2,456
				30 year Fannie Mae pools

758,976	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(9,223)
				30 year Fannie Mae pools

222,459	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(2,866)
				30 year Fannie Mae pools

28,648	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(356)
				30 year Fannie Mae pools

164,800	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(2,157)
				30 year Fannie Mae pools

120,241	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(1,573)
				30 year Fannie Mae pools

119,228	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(1,703)
				30 year Fannie Mae pools

382,742	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	4,651
				30 year Fannie Mae pools

Goldman Sachs International
294,975	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(206)
				30 year Fannie Mae pools

227,566	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(159)
				30 year Fannie Mae pools

709,377	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(1,230)
				30 year Fannie Mae pools

285,843	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(200)
				30 year Fannie Mae pools

582,165	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(7,256)
				30 year Fannie Mae pools

582,165	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(7,256)
				30 year Fannie Mae pools

422,245	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(3,574)
				30 year Fannie Mae pools

158,626	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(1,343)
				30 year Fannie Mae pools

126,613	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(1,439)
				30 year Fannie Mae pools

1,142	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(2)
				30 year Fannie Mae pools

293,960	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(510)
				30 year Fannie Mae pools

71,280	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(866)
				30 year Fannie Mae pools

578,389	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(4,896)
				30 year Fannie Mae pools

21,432	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(181)
				30 year Fannie Mae pools

57,169	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(484)
				30 year Fannie Mae pools

64,453	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(45)
				30 year Fannie Mae pools

Putnam VT American Government Income Fund 11

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$323,269	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	$(226)
				30 year Fannie Mae pools

389,023	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(4,849)
				30 year Fannie Mae pools

430,857	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(5,370)
				30 year Fannie Mae pools

497,981	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(863)
				30 year Fannie Mae pools

459,789	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(5,731)
				30 year Fannie Mae pools

12,706	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(154)
				30 year Fannie Mae pools

338,559	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	3,143
				30 year Fannie Mae pools

JPMorgan Chase Bank N.A.
368,176	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(4,474)
				30 year Fannie Mae pools

30,991	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(377)
				30 year Fannie Mae pools

338,280	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	3,138
				30 year Fannie Mae pools

Total	$—				$(86,199)

12 Putnam VT American Government Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$815,000	$—

Mortgage-backed securities	—	18,266,629	386,420

Purchased options outstanding	—	47,016	—

Purchased swap options outstanding	—	88,463	—

U.S. government and agency mortgage obligations	—	81,770,622	—

U.S. treasury obligations	—	20,662,235	—

Short-term investments	9,615,971	219,958	—

Totals by level	$9,615,971	$121,869,923	$386,420

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$517,509	$—	$—

Written options outstanding	—	(37,962)	—

Written swap options outstanding	—	(137,847)	—

Forward premium swap option contracts	—	(37,197)	—

TBA sale commitments	—	(29,569,258)	—

Interest rate swap contracts	—	(107,006)	—

Total return swap contracts	—	(86,199)	—

Totals by level	$517,509	$(29,975,469)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
		Accrued		unrealized
Investments in	Balance as of	discounts/	Realized	appreciation/	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	(depreciation)#	purchases	from sales	into Level 3†	out of Level 3†	6/30/16

Mortgage-backed securities	$1,404,508	$(97,452)	$—	$126,633	$382,190	$—	$—	$(1,429,459)	$386,420

U.S. government and agency
mortgage obligations	$274,278	—	7,275	5,386	4,765	(291,704)	—	—	—

Totals	$1,678,786	$(97,452)	$7,275	$132,019	$386,955	$(291,704)	$—	$(1,429,459)	$386,420

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities.

# Includes $4,230 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $120,819,818)	$122,256,343

Affiliated issuers (identified cost $9,615,971) (Notes 1 and 5)	9,615,971

Interest and other receivables	618,904

Receivable for shares of the fund sold	23,158

Receivable for investments sold	15,223

Receivable for sales of delayed delivery securities (Note 1)	21,225,844

Receivable for variation margin (Note 1)	183,656

Unrealized appreciation on forward premium swap option contracts (Note 1)	226,710

Unrealized appreciation on OTC swap contracts (Note 1)	49,676

Total assets	154,215,485

Liabilities

Payable for investments purchased	193,202

Payable for purchases of delayed delivery securities (Note 1)	45,334,039

Payable for shares of the fund repurchased	277,017

Payable for compensation of Manager (Note 2)	25,939

Payable for custodian fees (Note 2)	14,566

Payable for investor servicing fees (Note 2)	9,359

Payable for Trustee compensation and expenses (Note 2)	69,851

Payable for administrative services (Note 2)	318

Payable for distribution fees (Note 2)	7,421

Payable for variation margin (Note 1)	92,480

Unrealized depreciation on OTC swap contracts (Note 1)	135,875

Unrealized depreciation on forward premium swap option contracts (Note 1)	263,907

Written options outstanding, at value (premiums $712,835) (Notes 1 and 3)	175,809

TBA sale commitments, at value (proceeds receivable $29,437,188) (Note 1)	29,569,258

Other accrued expenses	37,606

Total liabilities	76,206,647

Net assets	$78,008,838

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$91,530,659

Undistributed net investment income (Note 1)	696,359

Accumulated net realized loss on investments (Note 1)	(16,394,798)

Net unrealized appreciation of investments	2,176,618

Total — Representing net assets applicable to capital shares outstanding	$78,008,838

Computation of net asset value Class IA

Net assets	$43,272,018

Number of shares outstanding	4,438,839

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.75

Computation of net asset value Class IB

Net assets	$34,736,820

Number of shares outstanding	3,571,223

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.73

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Interest (including interest income of $11,759 from investments in affiliated issuers) (Note 5)	$1,232,944

Total investment income	1,232,944

Expenses

Compensation of Manager (Note 2)	159,439

Investor servicing fees (Note 2)	28,368

Custodian fees (Note 2)	20,634

Trustee compensation and expenses (Note 2)	3,604

Distribution fees (Note 2)	45,951

Administrative services (Note 2)	942

Auditing and tax fees	28,086

Other	14,647

Fees waived and reimbursed by Manager (Note 2)	(1,040)

Total expenses	300,631

Expense reduction (Note 2)	(2)

Net expenses	300,629

Net investment income	932,315

Net realized loss on investments (Notes 1 and 3)	(2,184,083)

Net realized loss on swap contracts (Note 1)	(1,163,686)

Net realized gain on futures contracts (Note 1)	409,026

Net realized gain on written options (Notes 1 and 3)	1,216,119

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	2,344,093

Net gain on investments	621,469

Net increase in net assets resulting from operations	$1,553,784

Statement of changes in net assets

	Six months ended	Year ended
	6/30/16*	12/31/15

Decrease in net assets

Operations:

Net investment income	$932,315	$1,568,092

Net realized gain (loss) on investments	(1,722,624)	122,034

Net unrealized appreciation (depreciation) of investments	2,344,093	(2,071,587)

Net increase (decrease) in net assets resulting from operations	1,553,784	(381,461)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(924,300)	(1,137,700)

Class IB	(693,309)	(818,965)

Decrease from capital share transactions (Note 4)	(2,018,103)	(9,792,545)

Total decrease in net assets	(2,081,928)	(12,130,671)

Net assets:

Beginning of period	80,090,766	92,221,437

End of period (including undistributed net investment income of $696,359 and $1,381,653, respectively)	$78,008,838	$80,090,766

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/16†	$9.76	.12	.08	.20	(.21)	—	(.21)	—	$9.75	2.03*	$43,272	.31*[e]	1.21*[e]	464*[f]

12/31/15	10.02	.19	(.22)	(.03)	(.23)	—	(.23)	—	9.76	(.33)	44,229.62		1.92	905[f]

12/31/14	10.01	.22	.22	.44	(.43)	—	(.43)	—	10.02	4.49	50,935.62		2.17	587[f]

12/31/13	10.19	.23	(.25)	(.02)	(.16)	—	(.16)	—	10.01	(.19)	57,347.63		2.29	390[g]

12/31/12	11.91	.23	(.01)	.22	(.33)	(1.61)	(1.94)	—	10.19	2.16	73,670.64		2.18	456[g]

12/31/11	12.68	.36	.45	.81	(.51)	(1.07)	(1.58)	—[h,i]	11.91	7.09	85,901.61		2.97	361[g]

Class IB

6/30/16†	$9.72	.10	.09	.19	(.18)	—	(.18)	—	$9.73	1.99*	$34,737	.44*[e]	1.08*[e]	464*[f]

12/31/15	9.99	.16	(.22)	(.06)	(.21)	—	(.21)	—	9.72	(.65)	35,862.87		1.67	905[f]

12/31/14	9.97	.19	.23	.42	(.40)	—	(.40)	—	9.99	4.31	41,287.87		1.89	587[f]

12/31/13	10.15	.20	(.25)	(.05)	(.13)	—	(.13)	—	9.97	(.48)	33,075.88		2.04	390[g]

12/31/12	11.87	.20	(.02)	.18	(.29)	(1.61)	(1.90)	—	10.15	1.85	41,454.89		1.94	456[g]

12/31/11	12.64	.32	.45	.77	(.47)	(1.07)	(1.54)	—[h,i]	11.87	6.79	51,930.86		2.72	361[g]

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	965%

December 31, 2012	1,041

December 31, 2011	861

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT American Government Income Fund

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through June 30, 2016.

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in U.S. government securities. Putnam Management may invest up to 20% of the fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determine to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are

Putnam VT American Government Income Fund 17

slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

18 Putnam VT American Government Income Fund

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $123,632 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $168,433 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $94,098 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$14,432,296	$—	$14,432,296

The aggregate identified cost on a tax basis is $130,633,152, resulting in gross unrealized appreciation and depreciation of $3,748,086 and $2,508,924, respectively, or net unrealized appreciation of $1,239,162.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 35.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.197% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes,

Putnam VT American Government Income Fund 19

investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $1,040.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$15,430
Class IB	12,938

Total	$28,368

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $60, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$45,951

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$430,499,355	$424,001,604

U.S. government securities (Long-term)	—	—

Total	$430,499,355	$424,001,604

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$129,228,025	$748,020	$21,000,000	$95,391

Options opened	363,662,600	2,241,973	184,000,000	802,813

Options exercised	(31,604,600)	(280,276)	—	—

Options expired	(90,369,625)	(399,870)	(16,000,000)	(69,063)

Options closed	(207,762,100)	(1,892,325)	(117,000,000)	(533,828)

Written options outstanding at the
end of the reporting period	$163,154,300	$417,522	$72,000,000	$295,313

20 Putnam VT American Government Income Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	364,880	$3,549,903	496,166	$4,922,804	500,443	$4,863,588	1,105,325	$10,950,149

Shares issued in connection with
reinvestment of distributions	96,382	924,300	114,919	1,137,700	72,446	693,309	82,891	818,965

	461,262	4,474,203	611,085	6,060,504	572,889	5,556,897	1,188,216	11,769,114

Shares repurchased	(554,822)	(5,390,217)	(1,161,137)	(11,486,112)	(689,767)	(6,658,986)	(1,633,062)	(16,136,051)

Net decrease	(93,560)	$(916,014)	(550,052)	$(5,425,608)	(116,878)	$(1,102,089)	(444,846)	$(4,366,937)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund *	$5,319,463	$35,440,552	$31,144,044	$11,759	$9,615,971

Totals	$5,319,463	$35,440,552	$31,144,044	$11,759	$9,615,971

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$31,300,000

Purchased swap option contracts (contract amount)	$137,100,000

Written TBA commitment option contracts (contract amount) (Note 3)	$63,000,000

Written swap option contracts (contract amount) (Note 3)	$165,000,000

Futures contracts (number of contracts)	200

Centrally cleared interest rate swap contracts (notional)	$113,900,000

OTC total return swap contracts (notional)	$29,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$1,785,026*	Unrealized depreciation	$1,538,249*

Total		$1,785,026		$1,538,249

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Putnam VT American Government Income Fund 21

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(188,369)	$409,026	$(1,163,686)	$(943,029)

Total	$(188,369)	$409,026	$(1,163,686)	$(943,029)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$88,509	$569,327	$(114,710)	$543,126

Total	$88,509	$569,327	$(114,710)	$543,126

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of	Barclays	Barclays Capital Inc.		Credit Suisse	Goldman Sachs	JPMorgan Chase	Merrill Lynch, Pierce,
	America N.A.	Bank PLC	(clearing broker)	Citibank, N.A.	International	International	Bank N.A.	Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$65,796	$—	$—	$—	$—	$—	$65,796

OTC Total return swap contracts*#	—	35,968	—	320	7,107	3,143	3,138	—	49,676

Futures contracts§	—	—	—	—	—	—	—	117,860	117,860

Forward premium swap option contracts #	—	—	—	—	—	2,108	224,602	—	226,710

Purchased swap options** #	—	—	—	—	11,343	77,049	71	—	88,463

Purchased options** #	—	—	—	—	—	—	47,016	—	47,016

Total Assets	$—	$35,968	$65,796	$320	$18,450	$82,300	$274,827	$117,860	$595,521

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	92,480	—	—	—	—	—	92,480

OTC Total return swap contracts*#	5,589	60,717	—	—	17,878	46,840	4,851	—	135,875

Futures contracts§	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts #	—	—	—	2,454	—	3,373	258,080	—	263,907

Written swap options #	—	—	—	—	25,454	27,380	85,013	—	137,847

Written options #	—	—	—	—	—	—	37,962	—	37,962

Total Liabilities	$5,589	$60,717	$92,480	$2,454	$43,332	$77,593	$385,906	$—	$668,071

Total Financial and Derivative Net Assets	$(5,589)	$(24,749)	$(26,684)	$(2,134)	$(24,882)	$4,707	$(111,079)	$117,860	$(72,550)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$4,707	$(94,098)	$—

Net amount	$(5,589)	$(24,749)	$(26,684)	$(2,134)	$(24,882)	$—	$(16,981)	$117,860

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

22 Putnam VT American Government Income Fund	Putnam VT American Government Income Fund 23

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20

24 Putnam VT American Government Income Fund

basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. Putnam Management’s support for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

Putnam VT American Government Income Fund 25

One-year period	Three-year period	Five-year period

4th	1st	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 55, 51 and 48 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was largely attributable to the fund’s relative emphasis on shorter duration investments (which reduced the fund’s sensitivity to interest rate changes but detracted from performance, particularly during the third quarter as interest rates rose in response to global growth concerns). The Trustees also considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in part to the fund’s yield curve positioning and its holdings in agency interest-only securities.

The Trustees considered that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

26 Putnam VT American Government Income Fund

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Putnam VT American Government Income Fund 27

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28 Putnam VT American Government Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT American Government Income Fund 29

This report has been prepared for the shareholders	H500
of Putnam VT American Government Income Fund.	VTSA027 301629 8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016